UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 12, 2004

Buckeye Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9356	23-2432497

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5002 Buckeye Road
P.O. Box 368
Emmaus, PA		18049

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (484) 232-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On October 12, 2004, Buckeye Partners, L.P. (the “Partnership”) closed its previously announced offering of $275 million aggregate principal amount of 5.300% senior unsecured notes due 2014. The notes were issued pursuant to an Indenture, dated as of July 10, 2003, between the Partnership and SunTrust Bank, as trustee (the “Trustee”), as amended and supplemented by a Third Supplemental Indenture, dated October 12, 2004, between the Partnership and the Trustee (the “Supplemental Indenture”). The notes are registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-116540). A copy of the Supplemental Indenture is filed as Exhibit 4.1 to this report and is incorporated by reference herein.

     Additionally, on October 13, 2004, the Partnership entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Lehman Brothers Inc., as representatives of the underwriters, that provides for the issuance and sale by the Partnership, and the purchase by the underwriters, of 5,500,000 limited partnership units of the Partnership. The underwriters have been granted an option to purchase up to 825,000 additional limited partnership units. The limited partnership units to be issued pursuant to the Underwriting Agreement are registered under the Act pursuant to a shelf registration statement on Form S-3 (File No. 333-116540). The Partnership expects the transaction to close on Tuesday, October 19, 2004. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

1.1	Underwriting Agreement, dated October 13, 2004, among Citigroup Global Markets Inc. and Lehman Brothers Inc., as representatives of the underwriters, Buckeye Partners, L.P. and Buckeye Pipe Line Company LLC

4.1	Third Supplemental Indenture, dated October 12, 2004, between Buckeye Partners, L.P. and SunTrust Bank, as trustee

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

	By:	Buckeye Pipe Line Company LLC,
its General Partner

		By:	/s/ Stephen C. Muther

Stephen C. Muther
Senior Vice President—Administration,
General Counsel and Secretary

Dated: October 14, 2004

Exhibit Index

Exhibit
1.1	Underwriting Agreement, dated October 13, 2004, among Citigroup Global Markets Inc. and Lehman Brothers Inc., as representatives of the underwriters, Buckeye Partners, L.P. and Buckeye Pipe Line Company LLC

4.1	Third Supplemental Indenture, dated October 12, 2004, between Buckeye Partners, L.P. and SunTrust Bank, as trustee